UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2003

                 Salomon Brothers Global High Income Fund Inc.
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            (Exact name of registrant as specified in its charter)

         Maryland                   811-21337                 57-1175065
-------------------------- ------------------------- --------------------------
     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)            Identification No.)
      incorporation)

300 First Stamford Place, 4th Floor, Stamford, CT               06902
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    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (203) 890-7029


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                 Salomon Brothers Global High Income Fund Inc.
                          CURRENT REPORT ON FORM 8-K

Item 7.        Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number
     --------------

     99.1 Salomon Brothers Global High Income Fund Inc. press release, dated December 1, 2003.

Item 9.        Regulation FD Disclosure.

On December 1, 2003, Salomon Brothers Global High Income Fund Inc. (the "Fund") issued a press release with respect to a memo released on November 25, 2003 by Citigroup Asset Management ("CAM"), the business unit of which the Fund's investment manager is a part, to CAM's senior staff.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 9 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Salomon Brothers Global High Income Fund Inc.
                                 -----------------------------------------------
                                         (Registrant)
Date:  December 1, 2003
     ---------------------       /s/ Thomas C. Mandia
                                 -----------------------------------------------
                                         (Signature)

                            Name:  Thomas C. Mandia
                                   ---------------------------------------------
                            Title: Assistant Secretary
                                   ---------------------------------------------


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                                 EXHIBIT INDEX

Exhibit Number
--------------

99.1      Press release of the Fund, dated December 1, 2003.